EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2018
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS

18.	EQUITY METHOD INVESTMENTS

In June 2018, the Company announced that it had entered into memorandum of agreement to acquire a 20% ownership interest in Feen Marine Scrubbers Inc., a manufacturer of exhaust gas cleaning systems, or FMSI. The Company recorded its initial investment at a cost of $6.0 million. The Company’s investment is in the form of an interest free loan with no fixed repayment date. The Company became a shareholder in the third quarter when the nominal value of the shares was paid and the loan was advanced. The investment is accounted for under the equity method. A share of results of $0.2 million was recognized in the year ended 31 December 2018.